FNF Group Reports Second Quarter 2015 Adjusted EPS of $0.65, Adjusted Pre-Tax Title Margin of 16.2%, BKFS Adjusted Revenue Growth of 7% and Adjusted EBITDA Margin of 43.5%

Jacksonville, Fla. - (July 29, 2015) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and six-month periods ended June 30, 2015.

•	Total revenue of approximately $2.0 billion in the second quarter versus $1.7 billion in the second quarter of 2014

•	Adjusted second quarter net earnings of $187 million versus adjusted net earnings of $141 million for the second quarter of 2014

•	Adjusted second quarter diluted EPS of $0.65 versus adjusted diluted EPS of $0.50 in the second quarter of 2014

•	Second quarter free cash flow provided of $289 million versus $223 million provided in the second quarter of 2014

Title

•
Approximately $1.8 billion in total revenue, adjusted pre-tax earnings of $286 million and adjusted pre-tax title margin of 16.2% for the second quarter versus approximately $1.5 billion in total revenue, adjusted pre-tax earnings of $208 million and an adjusted pre-tax title margin of 14.2% in the second quarter of 2014

•	Adjusted pre-tax title margin of 16.2% was a 200 basis point improvement over the second quarter 2014 adjusted pre-tax title margin of 14.2%

•
ServiceLink generated $224 million in revenue, adjusted EBITDA of $34 million, an adjusted EBITDA margin of 15%, adjusted pre-tax earnings of $29 million and an adjusted pre-tax margin of 13% for the second quarter

•	Open orders per day of 8,750 for the second quarter versus 8,031 open orders per day for the second quarter of 2014

•	Closed orders per day of 6,375 for the second quarter versus 5,344 closed orders per day for the second quarter of 2014

•
Second quarter purchase orders opened and closed increased by 7% and 12%, respectively, versus the second quarter of 2014; purchase orders opened and closed increased by 7% and 11%, respectively, versus the second quarter of 2014 excluding ServiceLink default related purchase orders

•
Total commercial revenue of $258 million, a 41% increase over total commercial revenue in the second quarter of 2014; second quarter national commercial title revenue of $150 million, a 30% increase from the second quarter of 2014, driven by a 22% improvement in the commercial fee per file and a 6% increase in closed orders; open national commercial orders decreased by 5% over the prior year

•	Overall second quarter average fee per file of $2,026, a 2% increase versus the second quarter of 2014

•	Title claims paid of $70 million, a decrease of $9 million, or 11%, from the second quarter of 2014

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2015	202,000	53%	138,000	51%
May 2015	174,000	58%	129,000	54%
June 2015	184,000	61%	141,000	57%

Second Quarter 2015	560,000	57%	408,000	54%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2014	172,000	60%	113,000	59%
May 2014	170,000	60%	112,000	61%
June 2014	172,000	60%	117,000	62%

Second Quarter 2014	514,000	60%	342,000	61%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders*	Orders*	(In millions)	Fee Per File*
Second Quarter 2015 - Total Commercial	50,800	32,400	$258	$8,000
Second Quarter 2014 - Total Commercial	—	—	$183	—

Second Quarter 2015 - National Commercial	21,200	12,500	$150	$12,000
Second Quarter 2014 - National Commercial	22,200	11,800	$115	$9,800
* Total commercial order and fee per file tracking began in January 2015

BKFS

•	Adjusted revenue of $235 million, led by Servicing Technology revenue of approximately $160 million

•	Adjusted revenue growth of 7% for the second quarter compared to the second quarter of 2014, led by strong growth in Origination Technology and Data & Analytics

•	Adjusted EBITDA of $102 million and adjusted EBITDA margin of 43.5%

“We generated a 16.2% adjusted pre-tax title margin this quarter in a strong commercial environment and a steadily improving residential real estate market," said Chairman William P. Foley, II. "The performance of our title business this quarter gives us further confidence that we can continue to generate pre-tax title margins in the 15%-20% range as we experience further strength in the residential purchase market. We remain the most profitable title insurance company and believe our financial performance should warrant a premium market multiple versus our title company peers.

“Black Knight continues to perform to our high expectations, generating 7% adjusted revenue growth and a 43.5% adjusted EBITDA margin in the second quarter. We completed the Black Knight IPO in May and look forward to FNF shareholders sharing in the benefit of Black Knight trading as a stand-alone, public company.

"In conjunction with the IPO, Black Knight repaid FNF $1.5 billion in intercompany and mirror notes and FNF utilized $1.1 billion of those proceeds to fully repay the term loan that was borrowed in conjunction with the January 2014 LPS acquisition. Additionally, we repurchased 1.3 million shares of FNF common stock between June 1st and the first week of July and we expect to continue repurchasing FNF shares throughout the remainder of 2015."

Conference Call
We will host a call with investors and analysts to discuss second quarter 2015 FNF Core results on Thursday, July 30, 2015, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:00 p.m. Eastern time on July 30, 2015, through August 6, 2015, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 362665.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC , Ceridian HCM, Inc., Fleetcor Technologies, Inc. and Digital Insurance, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2015
Direct title premiums	$547	$547	$—	$—
Agency title premiums	597	597	—	—
Escrow, title related and other fees (1)	827	591	232	4
Total title and escrow	1,971	1,735	232	4

Interest and investment income	32	32	—	—
Realized gains and losses (2)	(8)	1	(5)	(4)
Total revenue	1,995	1,768	227	—

Personnel costs	652	543	102	7
Agent commissions	451	451	—	—
Other operating expenses	453	403	41	9
Depreciation and amortization	87	37	50	—
Claim loss expense	69	69	—	—
Interest expense	31	—	11	20
Total expenses	1,743	1,503	204	36

Pre-tax earnings (loss) from continuing operations (3)	$252	$265	$23	$(36)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$8	$(1)	$5	$4
Deferred revenue add back and management fee	4	1	3	—
Purchase price amortization	44	21	23	—
IPO costs & profits interest acceleration	10	—	10	—
Total non-GAAP adjustments before taxes	$66	$21	$41	$4

Adjusted pre-tax earnings (loss) from continuing ops.	$318	$286	$64	$(32)
Adjusted pre-tax margin from continuing operations	15.9%	16.2%	27.2%	—

Purchase price amortization	(44)	(21)	(23)	—
Depreciation and amortization	87	37	50	—
Interest expense	31	—	11	20

Adjusted EBITDA	$392	$302	$102	$(12)
Adjusted EBITDA margin	19.5%	17.1%	43.5%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax earnings	$10
Depreciation and amortization	23
ServiceLink EBITDA	$33
Management fee	1
ServiceLink Adjusted EBITDA	$34

ServiceLink pre-tax earnings	$10
Purchase price amortization	18
Management fee	1
ServiceLink adjusted pre-tax earnings	$29

1.	BKFS also reported adjusted revenue of $235 million, which includes $3 million of deferred revenue; adjusted revenue is used to calculate adjusted EBITDA

2.	BKFS recorded the $5 million write-off of bond premium interest in other expense

3.	BKFS reported pre-tax earnings of $8 million, which includes $15 million of intercompany interest expense that was eliminated in FNF consolidation

 FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2015
Pre-tax earnings (loss) from continuing operations	$252	$265	$23	$(36)
Income tax expense (benefit)	95	97	—	(2)
Non-controlling interests	(3)	(5)	2	—

Net earnings (loss) attributable to FNF Group common shareholders	$160	$173	$21	$(34)

EPS attributable to FNF Group common shareholders - basic	$0.57	$0.62	$0.07	$(0.12)
EPS attributable to FNF Group common shareholders - diluted	$0.56	$0.60	$0.08	$(0.12)

FNF Group weighted average shares - basic	279
FNF Group weighted average shares - diluted	287

Net earnings (loss) attributable to FNF Group common shareholders	$160	$173	$21	$(34)

Total non-GAAP, pre-tax adjustments	66	21	41	4
Noncontrolling interest on non-GAAP adjustments	(23)	(7)	(16)	—
Income taxes on non-GAAP adjustments	(16)	(5)	(9)	(2)
Total non-GAAP adjustments	27	9	16	2

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$187	$182	$37	$(32)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.65	$0.64	$0.13	$(0.12)

Direct orders opened (000's)	560	560
Direct orders closed (000's)	408	408
Fee per file	$2,026	$2,026
Actual title claims paid	$70	$70

Cash flows provided by operations:	$330
Non-GAAP adjustments:
IPO costs	4
THL Management fee	1
Total non-GAAP adjustments	5

Adjusted cash flows from operations	335
Capital expenditures	46
Free cash flow	$289

 FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2014
Direct title premiums	$433	$433	$—	$—
Agency title premiums	518	518	—	—
Escrow, title related and other fees (1)	689	481	213	(5)
Total title and escrow	1,640	1,432	213	(5)

Interest and investment income	33	33	—	—
Total revenue	1,673	1,465	213	(5)

Personnel costs	587	474	110	3
Agent commissions	395	395	—	—
Other operating expenses	386	329	48	9
Depreciation and amortization	68	35	32	1
Claim loss expense	57	57	—	—
Interest expense	31	—	7	24
Total expenses	1,524	1,290	197	37

Pre-tax earnings (loss) from continuing operations (2)	$149	$175	$16	$(42)

Non-GAAP adjustments before taxes
Deferred revenue add back	4	—	4	—
Severance expense	3	1	2	—
Synergy accrual	26	12	11	3
Merger transaction costs	9	7	2	—
Premium tax settlement	(8)	(8)	—	—
Other legal matters	14	—	8	6
Purchase price amortization	30	21	9	—
Total non-GAAP adjustments before taxes	$78	$33	$36	$9

Adjusted pre-tax earnings (loss) from continuing operations	$227	$208	$52	$(33)
Adjusted pre-tax margin from continuing operations	13.5%	14.2%	24.0%	—

Purchase price amortization	(30)	(21)	(9)	—
Depreciation and amortization	68	35	32	1
Interest expense	31	—	7	24

Adjusted EBITDA (3)	$296	$222	$82	$(8)
Adjusted EBITDA margin	17.7%	15.2%	37.8%	—

1.
BKFS also reported adjusted revenue of $218 million, which includes $4 million of deferred revenue; adjusted revenue is used to calculate adjusted EBITDA; FNF reports in millions which can cause small rounding differences

2.
BKFS reported a pre-tax loss of $24 million, which includes $25 million of intercompany interest expense that was eliminated in FNF consolidation and a $15 million LPS related purchase depreciation adjustment that FNF did not book due to immateriality

3.	BKFS adjusted EBITDA adds back stock based compensation of $2 million and FNF reports in millions which can cause small rounding differences

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2014
Pre-tax loss from continuing operations	$149	$175	$16	$(42)

Income tax expense	55	50	—	5
Earnings from equity investments	2	2	—	—
Loss from discontinued operations, net of tax	(1)	(1)	—	—
Non-controlling interests	(14)	(9)	(5)	—

Net earnings (loss) attributable to Old FNF common shareholders	$109	$135	$21	$(47)

EPS attributable to Old FNF common shareholders - basic	$0.39	$0.49	$0.07	$(0.17)
EPS attributable to Old FNF common shareholders - diluted	$0.39	$0.48	$0.07	$(0.16)

Old FNF weighted average shares - basic	275
Old FNF weighted average shares - diluted	283

Net earnings (loss) attributable to Old FNF common shareholders	$109	$135	$21	$(47)

Total non-GAAP, pre-tax adjustments	78	33	36	9
Income taxes on non-GAAP adjustments	(19)	(7)	(8)	(4)
Noncontrolling interest on non-GAAP adjustments	(27)	(14)	(13)	—
Total non-GAAP adjustments	32	12	15	5

Adjusted net earnings (loss) attributable to Old FNF common shareholders	$141	$147	$36	$(42)

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.50	$0.52	$0.13	$(0.15)

Direct orders opened (000's)	514	514
Direct orders closed (000's)	342	342
Fee per file	$1,982	$1,982
Actual title claims paid	$79	$79

Cash flows provided by operations:	$190
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	3
Severance costs related to acquisition of LPS	3
Synergy bonus payment	31
Premium tax settlement	15
THL management fee	1
Other legal matters	6
Total non-GAAP adjustments	59

Adjusted cash flows from operations	249
Capital expenditures	26
Free cash flow	$223

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2015
Direct title premiums	$964	$964	$—	$—
Agency title premiums	1,038	1,038	—	—
Escrow, title related and other fees (1)	1,522	1,063	459	—
Total title and escrow	3,524	3,065	459	—

Interest and investment income	62	62	—	—
Realized gains and losses (2)	(8)	1	(5)	(4)
Total revenue	3,578	3,128	454	(4)

Personnel costs	1,237	1,026	199	12
Agent commissions	784	784	—	—
Other operating expenses	825	741	78	6
Depreciation and amortization	170	74	95	1
Claim loss expense	120	120	—	—
Interest expense	60	—	19	41
Total expenses	3,196	2,745	391	60

Pre-tax earnings (loss) from continuing operations (3)	$382	$383	$63	$(64)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	8	$(1)	5	4
Deferred revenue add back and management fee	7	1	6	—
Purchase price amortization	87	43	44	—
IPO costs & profits interest acceleration	10	—	10	—
Total non-GAAP adjustments before taxes	$112	$43	$65	$4

Adjusted pre-tax earnings (loss) from continuing operations	$494	$426	$128	$(60)
Adjusted pre-tax margin from continuing operations	13.8%	13.6%	27.6%	—

Purchase price amortization	(87)	(43)	(44)	—
Depreciation and amortization	170	74	95	1
Interest expense	60	—	19	41

Adjusted EBITDA (4)	$637	$457	$198	$(18)
Adjusted EBITDA margin	17.7%	14.6%	42.7%	—

1.	BKFS also reported adjusted revenue of $464, which includes $5 million of deferred revenue; adjusted revenue is used to calculate adjusted EBITDA

2.	BKFS recorded the $5 million write-off of bond premium interest in other expense

3.	BKFS reported pre-tax earnings of $23 million, which includes $40 million of intercompany interest expense that was eliminated in FNF consolidation

4.	BKFS adjusted EBITDA adds back stock based compensation of $3 million and FNF reports in millions which can cause small rounding differences

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2015
Pre-tax loss from continuing operations	$382	$383	$63	$(64)

Income tax expense	142	140	—	2
Earnings from equity investments	2	2	—	—
Non-controlling interests	(4)	(11)	7	—

Net earnings (loss) attributable to FNF Group common shareholders	$246	$256	$56	$(66)

EPS attributable to FNF Group common shareholders - basic	$0.88	$0.92	$0.20	$(0.24)
EPS attributable to FNF Group common shareholders - diluted	$0.86	$0.89	$0.20	$(0.23)

FNF Group weighted average shares - basic	278
FNF Group weighted average shares - diluted	287

Net earnings (loss) attributable to FNF Group common shareholders	$246	$256	$56	$(66)

Total non-GAAP, pre-tax adjustments	112	43	65	4
Income taxes on non-GAAP adjustments	(28)	(11)	(15)	(2)
Noncontrolling interest on non-GAAP adjustments	(37)	(13)	(24)	—
Total non-GAAP adjustments	47	19	26	2

Adjusted net earnings attributable to FNF Group common shareholders	$293	$275	$82	$(64)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$1.02	$0.96	$0.29	$(0.23)

Direct orders opened (000's)	1,138	1,138
Direct orders closed (000's)	753	753
Fee per file	$1,938	$1,938
Actual title claims paid	$130	$130

Cash flows provided by operations:	$356
Non-GAAP adjustments:
IPO Cost	4
Management fee	2
Total non-GAAP adjustments	6

Adjusted cash flows from operations	362
Capital expenditures	80
Free cash flow	$282

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2014
Direct title premiums	$784	$784	$—	$—
Agency title premiums	922	922	—	—
Escrow, title related and other fees (1)	1,307	903	418	(14)
Total title and escrow	3,013	2,609	418	(14)

Interest and investment income	61	61	—	—
Realized gains and losses	2	2	—	—
Total revenue	3,076	2,672	418	(14)

Personnel costs	1,200	936	254	10
Agent commissions	702	702	—	—
Other operating expenses	785	679	125	(19)
Depreciation and amortization	169	73	94	2
Claim loss expense	110	110	—	—
Interest expense	61	—	15	46
Total expenses	3,027	2,500	488	39

Pre-tax earnings (loss) from continuing operations (2)	$49	$172	$(70)	$(53)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	(2)	(2)	—	—
Deferred revenue add back	8	—	8	—
Severance expense	41	15	26	—
Synergy accrual	58	25	24	9
Merger transaction costs	52	29	49	(26)
Premium tax settlement	(8)	(8)	—	—
Other legal matters	16	—	8	8
Purchase price amortization	91	43	48	—
Total non-GAAP adjustments before taxes	$256	$102	$163	$(9)

Adjusted pre-tax earnings (loss) from continuing operations	$305	$274	$93	$(62)
Adjusted pre-tax margin from continuing operations	9.9%	10.3%	22.1%	—

Purchase price amortization	(91)	(43)	(48)	—
Depreciation and amortization	169	73	94	2
Interest expense	61	—	15	46

Adjusted EBITDA (3)	$444	$304	$154	$(14)
Adjusted EBITDA margin	14.4%	11.4%	36.6%	—

1.
BKFS also reported adjusted revenue of $425 million, which includes $8 million of deferred revenue; adjusted revenue is used to calculate adjusted EBITDA; FNF reports in millions which can cause small rounding differences

2.	BKFS reported a pre-tax loss of $120 million, which includes $50 million of intercompany interest expense that was eliminated in FNF consolidation

3.	BKFS adjusted EBITDA adds back stock based compensation of $3 million and FNF reports in millions which can cause small rounding differences

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2014
Pre-tax loss from continuing operations	$49	$172	$(70)	$(53)

Income tax expense (benefit)	18	60	(11)	(31)
Earnings from equity investments	2	2	—	—
Loss from discontinued operations, net of tax	(1)	(1)	—	—
Non-controlling interests	(71)	(31)	(40)	—

Net earnings (loss) attributable to Old FNF common shareholders	$103	$144	$(19)	$(22)

EPS attributable to Old FNF common shareholders - basic	$0.37	$0.52	$(0.07)	$(0.08)
EPS attributable to Old FNF common shareholders - diluted	$0.37	$0.51	$(0.07)	$(0.07)

Old FNF weighted average shares - basic	275
Old FNF weighted average shares - diluted	282

Net earnings (loss) attributable to Old FNF common shareholders	$103	$144	$(19)	$(22)

Total non-GAAP, pre-tax adjustments	256	102	163	(9)
Income taxes on non-GAAP adjustments	(61)	(24)	(40)	3
Noncontrolling interest on non-GAAP adjustments	(95)	(38)	(57)	—
Total non-GAAP adjustments	100	40	66	(6)

Adjusted net earnings (loss) attributable to Old FNF common shareholders	$203	$184	$47	$(28)
Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.72	$0.65	$0.17	$(0.10)

Direct orders opened (000's)	982	982
Direct orders closed (000's)	637	637
Fee per file	$1,924	$1,924
Actual title claims paid	$146	$146

Cash flows provided by operations:	$(4)
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	43
Severance costs related to acquisition of LPS	42
Synergy bonus payment	31
Premium tax settlement	15
THL Management Fee	2
Other executive severance payment	9
Other legal matters	8
Total non-GAAP adjustments	150

Adjusted cash flows from operations	146
Capital expenditures	42
Free cash flow	$104

 FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Quarterly Open Orders ('000's except % data)
Total open orders*	560	578	452	481	514	469	391	474
Total open orders per day*	8.8	9.5	7.1	7.5	8.0	7.7	6.2	7.4
Purchase % of open orders	57%	47%	52%	60%	60%	57%	55%	56%
Refinance % of open orders	43%	53%	48%	40%	40%	43%	45%	44%
Total closed orders*	408	345	334	348	342	295	307	410
Total closed orders per day*	6.4	5.7	5.2	5.4	5.3	4.8	4.9	6.4
Purchase % of closed orders	54%	46%	57%	62%	61%	52%	56%	50%
Refinance % of closed orders	46%	54%	43%	38%	39%	48%	44%	50%

Commercial (millions, except orders in '000's)
Total commercial revenue**	$258	$213	$274	$225	$183	$175	—	—
Total commercial open orders**	50.8	47.8	—	—	—	—	—	—
Total commercial closed orders**	32.4	29.6	—	—	—	—	—	—

National commercial revenue	$150	$119	$166.3	$136	$115	$104	$146	$120
National commercial open orders	21.2	20.4	18.1	21.4	22.2	19.6	19.3	19.9
National commercial closed orders	12.5	11.1	12.7	12.8	11.8	10.2	12.8	12.6

Total Fee Per File
Fee per file	$2,026	$1,833	$2,131	$2,066	$1,982	$1,858	$2,082	$1,807
Residential and local commercial fee per file	$1,711	$1,538	$1,699	$1,739	$1,750	$1,559	$1,676	$1,562
Residential fee per file	$1,514	$1,330	—	—	—	—	—	—
Total commercial fee per file**	$8,000	$7,200	—	—	—	—	—	—
National commercial fee per file	$12,000	$10,700	$13,100	$10,600	$9,800	$10,200	$11,400	$9,500

Total Staffing
Total field operations employees	10,900	10,400	9,900	10,200	10,200	10,300	9,900	10,600

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	458	456	354	385	403	349	331	391
Total open orders per day*	7.2	7.5	5.6	6.0	6.3	5.7	5.3	6.1
Purchase % of open orders	65%	54%	60%	69%	71%	71%	65%	68%
Refinance % of open orders	35%	46%	40%	31%	29%	29%	35%	32%
Total closed orders*	334	277	273	282	272	219	263	323
Total closed orders per day*	5.2	4.5	4.3	4.4	4.3	3.6	4.2	5.0
Purchase % of closed orders	61%	52%	63%	70%	71%	67%	66%	64%
Refinance % of closed orders	39%	48%	37%	30%	29%	33%	34%	36%
Fee per file	2,264	2,055	2,382	2,306	2,227	2,151	2,260	2,028
Total tile field operations employees	9,600	9,100	8,700	8,900	8,700	8,600	8,900	9,300

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	102	122	98	96	111	120	60	83
Total open orders per day*	1.6	2.0	1.6	1.5	1.7	2.0	1.0	1.3
Purchase % of open orders	22%	17%	23%	23	20	7	—	—
Refinance % of open orders	78%	83%	77%	77%	80%	93%	100%	100%
Total closed orders	74	68	61	66	70	76	44	87
Total closed orders per day*	1.2	1.1	1.0	1.0	1.1	1.2	0.7	1.4
Purchase % of closed orders	21%	22%	26%	24	18	6	—	—
Refinance % of closed orders	79%	78%	74%	76%	82%	94%	100%	100%
Fee per file	958	921	1,027	1,052	1,038	1,009	1,013	989
Total ServiceLink operating employees	1,300	1,300	1,200	1,300	1,500	1,700	970	1,300
* Includes an immaterial number of non-purchase and non-refinance orders
** Total commercial order and fee per file tracking began in January 2015

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group June 30, 2015	FNF Group December 31, 2014
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,012	$4,360
Goodwill	4,536	4,514
Title plant	393	393
Total assets	12,658	11,944
Notes payable	2,608	2,702
Reserve for title claim losses	1,612	1,621
Secured trust deposits	784	622
Redeemable non-controlling interests	344	715
Non-redeemable non-controlling interests	692	(58)
Total equity and redeemable non-controlling interests	5,820	5,272
Total equity attributable to common shareholders	4,784	4,615

	FNF Group June 30, 2015	FNFV June 30, 2015	Consolidated June 30, 2015	Consolidated December 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,012	$893	$5,905	$5,369
Goodwill	4,536	204	4,740	4,721
Title plant	393	—	393	393
Total assets	12,658	1,739	14,397	13,868
Notes payable	2,608	221	2,829	2,827
Reserve for title claim losses	1,612	—	1,612	1,621
Secured trust deposits	784	—	784	622
Redeemable non-controlling interests	344	—	344	715
Non-redeemable non-controlling interests	692	128	820	79
Total equity and redeemable non-controlling interests	5,820	1,291	7,111	6,788
Total equity attributable to common shareholders	4,784	1,163	5,947	5,994

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2015			June 30, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$547	$547	$—	$964	$964	$—
Agency title premiums	597	597	—	1,038	1,038	—
Total title premiums	1,144	1,144	—	2,002	2,002	—
Escrow, title-related and other fees	857	827	30	1,665	1,522	143
Total title and escrow and other	2,001	1,971	30	3,667	3,524	143

Restaurant revenue	371	—	371	735	—	735
Interest and investment income	32	32	—	63	62	1
Realized gains and losses	(9)	(8)	(1)	(9)	(8)	(1)
Total revenue	2,395	1,995	400	4,456	3,578	878

Personnel costs	690	652	38	1,313	1,237	76
Other operating expenses	482	453	29	948	825	123
Cost of restaurant revenue	313	—	313	619	—	619
Agent commissions	451	451	—	784	784	—
Depreciation and amortization	104	87	17	204	170	34
Title claim loss expense	69	69	—	120	120	—
Interest expense	32	31	1	63	60	3
Total expenses	2,141	1,743	398	4,051	3,196	855

Earnings from continuing operations before taxes	254	252	2	405	382	23
Income tax expense (benefit)	88	95	(7)	138	142	(4)
Earnings from continuing operations before equity investments	166	157	9	267	240	27
Earnings from equity investments	4	—	4	3	2	1
Net earnings	170	157	13	270	242	28
Non-controlling interests	—	(3)	3	14	(4)	18
Net earnings attributable to common shareholders	$170	$160	$10	$256	$246	$10

Cash flows provided by operations	328	330	(2)	361	356	5

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2014			June 30, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$433	$433	$—	$784	$784	$—
Agency title premiums	518	518	—	922	922	—
Total title premiums	951	951	—	1,706	1,706	—
Escrow, title-related and other fees	715	689	26	1,361	1,307	54
Total title and escrow and other	1,666	1,640	26	3,067	3,013	54

Restaurant revenue	358	—	358	712	—	712
Interest and investment income	36	33	3	65	61	4
Realized gains and losses	(1)	—	(1)	1	2	(1)
Total revenue	2,059	1,673	386	3,845	3,076	769

Personnel costs	623	587	36	1,272	1,200	72
Other operating expenses	407	386	21	825	785	40
Cost of restaurant revenue	303	—	303	603	—	603
Agent commissions	395	395	—	702	702	—
Depreciation and amortization	84	68	16	201	169	32
Title claim loss expense	57	57	—	110	110	—
Interest expense	33	31	2	64	61	3
Total expenses	1,902	1,524	378	3,777	3,027	750

Earnings from continuing operations before taxes	157	149	8	68	49	19
Income tax expense (benefit)	54	55	(1)	14	18	(4)
Earnings from continuing operations before equity investments	103	94	9	54	31	23
(Loss) earnings from equity investments	(5)	2	(7)	(36)	2	(38)
Net loss from continuing operations	98	96	2	18	33	(15)
Earnings (loss) from discontinued operations, net of tax	5	(1)	6	12	(1)	13
Net loss	103	95	8	30	32	(2)
Non-controlling interests	(9)	(14)	5	(60)	(71)	11
Net earnings (loss) attributable to common shareholders	$112	$109	$3	$90	$103	$(13)

Cash flows provided by (used in) operations	229	190	39	(11)	(4)	(7)

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